PROSPECTUS	November 17, 2005
1,855,128 Shares Issuable Upon Exercise of Rights to Purchase Preferred Stock
The Mexico Equity and Income Fund, Inc.
Each of our stockholders as of November 30, 2005 (the “Record Date”) shall receive, at no cost, 0.75 nontransferable rights (each whole right, a “Subscription Right”) to purchase one share of Preferred Stock for each share of our common stock such stockholder owns as of the Record Date (the “Basic Subscription Right”). We will not issue fractional shares upon the exercise of your Basic Subscription Right or Over-Subscription Privilege (as defined below). We intend to offer shares of Preferred Stock to these stockholders for a price equal to the greater of (a) 90% of the Fund’s net asset value per share (“NAV”) as determined on the Expiration Date (as defined below) or (b) the average closing price of our common stock over the four consecutive trading days ending on the Expiration Date. The offer to purchase Preferred Stock will expire at 5:00 p.m., New York City time, on December 28, 2005, unless we decide to extend it to some later date (the “Expiration Date”).
If you elect to purchase the maximum amount of our Preferred Stock that you are entitled to pursuant to your Basic Subscription Right, you will also be entitled to subscribe, subject to allotment, to purchase additional shares of our Preferred Stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right as of the Expiration Date (the “Over-Subscription Privilege”). If you do not fully subscribe for your Basic Subscription Right, your ownership may be diluted. See “Risk Factors – Dilution of Ownership.”
We intend to file an application to list our Preferred Stock on the New York Stock Exchange under the symbol “MXE Pr,” but we cannot assure you that the Preferred Stock will be listed for trading or that a liquid market for our Preferred Stock will develop. Since August 21, 1990, our common stock has traded on the NYSE under the symbol “MXE.”
An investment in the Fund involves risks. See “Risk Factors” beginning on page 9.
We intend to conduct a series of tender offers for Preferred Stock only (each, a “Tender Offer”) on a semi-annual basis, on dates to be determined by the Board of Directors and beginning within the 6-month period between January 31, 2006 and July 31, 2006, in which 25% of the issued and outstanding Preferred Stock may be tendered to the Fund. The Board of Directors currently knows of no reason why the Tender Offers would not be conducted. Each stockholder participating in a Tender Offer may have his or her tendered shares of Preferred Stock repurchased by the Fund in kind for portfolio securities having a value equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The Mexico Equity and Income Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Our investment objective is high total return through capital appreciation and current income by investing at least 80% of the Fund’s assets in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.
This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge by calling our administrator at (866) 700-6104. Our SEC filings, including annual and semi-annual reports to stockholders, are also available to the public on the SEC’s Internet website at http://www.sec.gov and can be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005. We do not have a website. This Prospectus should be retained for future reference.

You should rely only on the information contained in this Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This Prospectus is not an offer to sell or issue, or a solicitation of an offer to buy or accept, any securities in any jurisdiction where it is unlawful to make such an offer or solicitation.

i

Prospectus Summary
          This summary highlights some of the information in this Prospectus. It may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this Prospectus. The terms “we,” “us,” the “Fund” and “our” refer to The Mexico Equity and Income Fund, Inc. “PAM” or the “investment adviser” refers to Pichardo Asset Management, S.A. de C.V.
The Company
General
          We were incorporated in Maryland on May 24, 1990 and commenced investment operations on August 21, 1990. We are registered under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”), as a closed–end, non-diversified management investment company. Our common stock is listed and trades on the NYSE under the trading symbol “MXE.”
Our Investment Objective
          Our investment objective is high total return through capital appreciation and current income. We seek to achieve our investment objective by investing at least 80% of our assets in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.
Our Adviser
          Our investment adviser is Pichardo Asset Management, S.A. de C.V., a corporation organized under the laws of Mexico. PAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Maria Eugenia Pichardo, who owns 99% of PAM, has acted as the Fund’s portfolio manager since the inception of the Fund in 1990. Under our Investment Advisory Agreement, we pay PAM a monthly fee at an annual rate of 0.80% of the value of our average daily net assets. See “Investment Advisory Agreement.”
Rights Offering of Preferred Stock
          Each of our stockholders as of the Record Date shall receive, at no cost, 0.75 nontransferable rights (each whole right, a “Subscription Right”) to purchase one share of Preferred Stock for each share of our common stock such stockholder owns as of the Record Date (the “Basic Subscription Right”). We will not issue fractional shares of our Preferred Stock upon the exercise of any Rights (as defined below). The number of Rights issued to Record Date stockholders will be rounded down to the nearest whole number of Rights. We intend to offer shares of Preferred Stock to these stockholders for a price (the “Subscription Price”) equal to the greater of (a) 90% of the Fund’s net asset value per share (“NAV”) as determined on the Expiration Date (as defined herein) or (b) the average closing price of our common stock as of the Expiration Date. The “average closing price” of our common stock shall be calculated as an average of the last reported sale prices of a share of our common stock on the NYSE over the four consecutive trading days ending on the Expiration Date. The offer to purchase Preferred Stock will expire at 5:00 p.m., New York City time, on December 28, 2005, unless we decide to extend it to some later date (the “Expiration Date”).
          If you elect to purchase the maximum amount of our Preferred Stock that you are entitled to purchase pursuant to your Basic Subscription Right, you will also be entitled to subscribe, subject to allotment, to purchase additional shares of our Preferred Stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right as of the Expiration Date (the “Over-Subscription Privilege”). See “Preferred Stock Rights Offering – Over-Subscription Privilege.” If you do not fully subscribe for your Basic Subscription Right, your ownership is likely to be diluted. See “Risk Factors – Dilution of Ownership.” The Basic Subscription Right and the Over-Subscription Privilege shall be collectively referred to herein as the “Rights.”
          The Fund intends to conduct a series of tender offers for Preferred Stock only (each, a “Tender Offer”) on a semi-annual basis (each semi-annual period, a “Tender Period”), on dates to be determined by the Board of Directors and beginning within the 6-month period between January 31, 2006 and July 31, 2006, in which 25% of the issued and outstanding Preferred Stock may be tendered to the Fund and repurchased in kind for the Fund’s portfolio securities. The Board of Directors currently knows of no reason why the Tender Offers would not be conducted. The consideration for the Preferred Stock to be repurchased by the Fund shall be that value of portfolio securities equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors. The Fund may pay cash for fractional shares; or round off (up or down) fractional shares so as to eliminate them prior to distribution. See “Preferred Stock Rights Offering – Semi Annual Tender Offer.”
How to Subscribe
➢	Deliver a completed Subscription Certificate (enclosed) and payment to the Subscribing Agent at the address below (Attn: Reorg Dept.) so that it is received by the Expiration Date (we recommend using an insured courier), or

➢	If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, have your broker-dealer, trust company, bank or other nominee deliver a Notice of Guaranteed Delivery to the Subscribing Agent by the Expiration Date.
Subscribing Agent
Computershare Trust Company of New York, 88 Pine Street — 19th Floor, New York NY 10005 (the “Subscribing Agent”).
Important Dates to Remember

Record Date	November 30, 2005
Subscription Period	November 30, 2005-December 28, 2005*
Expiration Date/ Deadline to Purchase Preferred Stock†	December 28, 2005*
Deadline for Notice of Guaranteed Delivery†	December 28, 2005*
Deadline for Payment to Notice of Guaranteed Delivery	January 5, 2006*
Confirmation Mailed to Participating Holders	January 10, 2006*

*	Unless the offer is extended.

†	A person purchasing Preferred Stock pursuant to his or her Rights must deliver either (i) Subscription Certificate and payment for the Preferred Stock or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the offer is extended.

The Offering

Preferred Stock to be issued by Us	1,855,128 shares of Preferred Stock

Description of Preferred Stock	Shares of the Preferred Stock will have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for the liquidation, repurchase and conversion preference features described in “Liquidation Preference,” “Repurchase” and “Automatic Conversion” below.

Purpose of the Offering/Use of Proceeds	As of July 31, 2005, portfolio sales have resulted in the probability that we will be required, under Subchapter M of the Code, to distribute the capital gains realized on such sales to our stockholders. We are required to distribute at least 98% of the our realized capital gains, if any, for the one-year period ending on October 31 of each calendar year. If we do not distribute any realized capital gains by January 31, 2006, we will not be able to meet the Subchapter M requirements with respect to calendar year 2005. We are making this offering to raise cash to permit us to meet our distribution requirements of capital gains realized, if any, in an effort (i) to avoid an excise tax and to meet our Subchapter M requirements and (ii) to avoid having to sell portfolio securities which would further decrease the Fund’s assets to invest and would result in additional realized capital gains. See “Preferred Stock Rights Offering – Purpose of the Offering/Use of Proceeds.” Any remaining proceeds, after meeting our current distribution requirements, will be invested in accordance with the Fund’s investment objectives and policies as stated herein. See “Business of the Fund.”

Basic Subscription Right	Each of our stockholders as of the Record Date shall receive, at no cost, 0.75 nontransferable rights (each whole right, a “Subscription Right”) to purchase one share of Preferred Stock for each share of our common stock such stockholder owns as of the Record Date (the “Basic Subscription Right”). We will not issue fractional shares of our Preferred Stock upon the exercise of Rights. The number of Rights issued to Record Date stockholders will be rounded down to the nearest whole number of Rights. We intend to offer shares of Preferred Stock to these stockholders for a price (the “Subscription Price”) equal to the greater of (a) 90% of the Fund’s net asset value per share (“NAV”) as determined on the Expiration Date or (b) the average closing price of our common stock over the four consecutive trading days ending on the Expiration Date.

Over-Subscription Privilege	If you elect to purchase the maximum amount of our Preferred Stock that you are entitled to purchase pursuant to your Basic Subscription Right, you will also be entitled to subscribe, subject to allotment, to purchase additional shares of our Preferred Stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right as of the Expiration Date (the “Over-Subscription Privilege”). See “Preferred Stock Rights Offering – Over-Subscription Privilege.” If you do not fully subscribe for your Basic Subscription Right, your ownership is likely to be diluted. See “Risk Factors – Dilution of Ownership.”

Expiration Date	5:00 p.m., New York City time, on December 28, 2005, unless we decide to extend it to some later date.

Liquidation Preference	In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock will be entitled to receive preferential liquidating distribution at the then-current net asset value per share of Preferred Stock, before any distribution of assets is made to the holders of our common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund. See “Preferred Stock Rights Offering – Description of Preferred Stock.”

Voting Rights	So long as the Fund is subject to the 1940 Act, the holders of any Preferred Stock, voting separately as a single class, shall have the right to elect at least two directors at all times. The remaining directors shall be elected by holders of common stock. So long as the Fund is subject to the 1940 Act, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there is any Preferred Stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Fund’s Articles of Incorporation or bylaws, holders of Preferred Stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and shall vote together with such holders of common stock as a single class. See “Preferred Stock Rights Offering – Description of Preferred Stock.”

Repurchase	The Fund intends to conduct a series of tender offers for the Preferred Stock only (each, a “Tender Offer”) on a semi-annual basis (each semi-annual period, a “Tender Period”), on dates to be determined by the Board of Directors and beginning within the 6-month period between January 31, 2006 and July 31, 2006, in which 25% of the issued and outstanding Preferred Stock may be tendered to the Fund and repurchased in kind for the Fund’s portfolio securities. The Board of Directors currently knows of no reason why the Tender Offers would not be conducted. The consideration for the Preferred Stock to be repurchased by the Fund shall be that value of portfolio securities equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors.

The Fund may pay cash for fractional shares; or round off (up or down) fractional shares so as to eliminate them prior to distribution. See “Preferred Stock Rights Offering – Semi Annual Tender Offer.”

Automatic Conversion	In the event the Put Warrant Program (as defined herein) is approved by the SEC and upon the anticipated issuance of put warrants by the Fund, all issued and outstanding shares of Preferred Stock will automatically convert to our common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants. See “Preferred Stock Rights Offering - Put Warrant Program.”

Risk Factors	See “Risk Factors” beginning on page 9 and the other information included in this Prospectus for a discussion of risks that you should carefully consider about us and about this offering.

Non-Transferability of the Rights	Your Rights are non-transferable. If you do not exercise them, you give up any right to the underlying shares of Preferred Stock.

Termination of the Offering	The Board of Directors may decide to terminate this offering at any time, on or before the Expiration Date. If we terminate the offering, our only obligation to you will be to return any payment, without interest.

Distribution Arrangements	We do not intend to engage a dealer manager for the offer. Our officers and directors may solicit the exercise of Rights by our stockholders. The offer is not contingent on any number of Rights being exercised. We will pay all expenses incurred in connection with the offer.

Listing	It is the Fund’s intention to list the Preferred Stock for trading on the NYSE under the symbol “MXE Pr” prior to the issuance of the Preferred Stock.

Trading	We cannot assure you that the Preferred Stock will develop any liquidity in the secondary market. In addition, we cannot predict how the issuance of the Preferred Stock will affect the market value of our common stock.

Material United States Federal Income Tax Consequences	The receipt and election to purchase Preferred Stock are intended to be nontaxable events. If you sell the Preferred Stock after purchasing them, you will recognize gain or loss. You should obtain specific tax advice from your personal tax advisor. See “Material United States Federal Income Tax Consequences —Taxation of Stockholders” below.

Available Information	We are subject to the reporting requirements of the 1940 Act and are required to file reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F St. NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information on the operation of the Public Reference Room. Our SEC filings are also available to the public on the SEC’s Internet website at http://www.sec.gov and can be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

Management Arrangements	Pichardo Asset Management, S.A. de C.V. (“PAM”) serves as our investment adviser. U.S. Bancorp Fund Services, LLC (“Administrator”) serves as our administrator. For a description of PAM or the Administrator and our contractual arrangements with these companies, see “Investment Advisory Agreement” and “Administration Agreement.”

Subscribing Agent	Computershare Trust Company of New York, 88 Pine Street — 19th Floor, New York NY 10005.

Dilution	As a result of the terms of this offer, stockholders who do not fully exercise their Rights will own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer. In addition, because the Subscription Price may be less than NAV per share, the offer may result in an immediate dilution of NAV. See “Risk Factors – Dilution of Ownership.”

Fees and Expenses
          The following table is intended to assist prospective investors in understanding the costs and expenses associated with this offering and an investment in the Fund.
Stockholder transaction expenses(1):

Total stockholder transaction expenses	$0
Annual expenses (as a percentage of net assets of the Fund), as of July 31, 2005:
Management fees	0.80%
Interest payments on borrowed funds	— (2)
Other expenses	0.97%

Total annual expenses	1.77%

(1)	We will pay all transactions expenses incurred in connection with this offering.

(2)	We do not plan to incur any indebtedness, or to pay interest in respect thereof, during the term after this offering.
Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by an investor of a $1,000 as an investment in the Fund and our payment of annual operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses.

	1 year	3 years	5 years	10 years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$18	$56	$96	$208
This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.
          We will not pay any broker or dealer, commercial bank, trust company or other person any solicitation fee for any Preferred Stock purchased pursuant to this offering. No such broker, dealer, commercial bank, trust company or other person has been authorized to act as our agent for purposes of this offering.

Financial Highlights
For a Share Outstanding Throughout Each Year

	For Year	For Year	For Year		For Year	For Year	For Year	For Year	For Year	For Year	For Year
	Ended	Ended	Ended		Ended	Ended	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,		July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
	2005	2004	2003		2002	2001	2000	1999	1998	1997	1996
Per Share Operating Performance

Net asset value, beginning of year	$13.66	$10.15	$8.74		$10.19	$11.36	$8.64	$10.16	$16.83	$11.96	$11.31

Net investment income (loss)	0.01	(0.02)	0.00	(1)	(0.03)	(0.02)	0.03	0.22	0.23	0.43	0.81
Net realized and unrealized gains (losses) on investments and foreign currency transactions	7.60	3.55	1.41		(1.42)	(0.64)	2.62	(0.87)	(3.34)	5.55	0.67

Net increase (decrease) from investment operations	7.61	3.53	1.41		(1.45)	(0.66)	2.65	(0.65)	(3.11)	5.98	1.48

Less: Distributions Dividends from net investment income	—	(0.02)	—		—	(0.01)	(0.12)	—	(0.19)	(0.44)	—

Distributions from net realized gains	—	—	—		—	(0.60)	—	(0.93)	(3.37)	(0.67)	(0.09)

Return of capital	—	—	—		—	(0.01)	—	—	—	—	—

Total dividends and distributions	—	(0.02)	—		—	(0.62)	(0.12)	(0.93)	(3.56)	(1.11)	(0.09)

Capital share transactions Anti-dilutive effect of Tender Offer	—	—	—		—	0.09	—	0.04	—	—	—

Anti-dilutive effect of dividend reinvestment	—	—	—		—	—	—	—	—	—	—

Dilutive effect of rights Offering	—	—	—		—	—	—	—	—	—	(0.74)

Anti-dilutive effect of Share Repurchase Program	—	—	—		—	0.02	0.19	0.02	—	—	—

Total capital share transactions	—	—	—		—	0.11	0.19	0.06	—	—	(0.74)

Net asset value, end of year	$21.27	$13.66	$10.15		$8.74	$10.19	$11.36	$8.64	$10.16	$16.83	$11.96

Per share market value, end of year	$18.82	$11.73	$9.10		$7.95	$9.11	$10.69	$7.06	$7.75	$14.125	$9.625

Total Investment Return Based on Market Value, end of year*	60.44%	29.10%	14.47%		(12.73)%	(8.64)%	53.36%	7.24%	(26.23)%	62.52%	(8.26)%

Financial Highlights (concluded)
For a Share Outstanding Throughout Each Year

	For Year		For Year
	Ended	For Year Ended	Ended	For the Year	For Year	For Year	For Year	For Year	For Year	For Year
	July 31,	July 31,	July 31,	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2005	2004	2003	July 31, 2002	July 31, 2001	July 31, 2000	July 31, 1999	July 31, 1998	July 31, 1997	July 31, 1996
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$52,621	$33,779	$25,104	$21,629	$87,620	$114,112	$97,150	$120,148	$199,066	$141,448
Ratios of expenses to average net assets:
Before expense Reimbursement	1.77%	2.09%	2.64%	1.81%	1.90%	2.03%	1.88%	1.46%	1.49%	1.56%
After expense Reimbursement	1.77%	2.08%	2.62%	1.81%	1.90%	2.03%	1.88%	1.46%	1.49%	1/56%
Ratios of net investment income (loss) to average net assets:
Before expense Reimbursement	0.03%	(0.15)%	0.02%	(0.14)%	(0.16)%	0.27%	2.72%	1.65%	3.29%	7.32%
After expense Reimbursement	0.03%	(0.14)%	0.04%	(0.14)%	(0.16)%	0.27%	2.72%	1.65%	3.29%	7.32%

Portfolio turnover	259.60%	234.42%	180.67%	189.05%	220.85%	249.28%	163.23%	88.85%	127.44%	42.59%

*	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)	The amount listed is less than $0.005 per share.

Risk Factors
          An investment in the Fund involves risks. You should carefully consider these risk factors, together with all of the other information included in this Prospectus. If any of the following adverse events and circumstances described in the risk factors occur, our business, financial condition and results of operations could be materially adversely affected, and our NAV and the trading price of our common stock and the Preferred Stock could decline.
RISKS RELATED TO THIS OFFERING
          Decline in Preferred Stock Trading Price: The public trading price for our Preferred Stock cannot yet be determined as there is currently no market for the Preferred Stock. After you purchase Preferred Stock, and once a market is established for the Preferred Stock, the public trading price of our Preferred Stock may decline. If our trading price declines below the Subscription Price, you will suffer an immediate unrealized loss.
          Absence of Existing Public Market; Market Prices: There is no existing market for the Preferred Stock. There can be no assurance that an active and liquid trading market for the Preferred Stock will develop or that quotation of the Preferred Stock will be available on the NYSE. Future trading prices of the Preferred Stock will depend on many factors including, among other things, prevailing interest rates, the operating results and financial condition of the Fund, and the market for similar securities.
          No Revocation: Once you elect to purchase Preferred Stock, you may not revoke the election, even if you later learn information about us that you consider to be unfavorable.
          Value versus Subscription Price: The Subscription Price was not determined based on established criteria for valuation, such as expected future operations, cash flows or financial condition. You should not rely on the Subscription Price to bear a relationship to those criteria or to be a guaranty of the value of the Fund or of our Preferred Stock.
          Termination of Offering: Our Board of Directors may terminate the offering at any time. If we decide to terminate the offering, we have no obligation to you except to return, without interest, your subscription payments.
          Discount to Net Asset Value: The Fund’s shares of common stock have historically traded on the NYSE at a discount to the Fund’s NAV per share, and the discount has at times exceeded 20%. There is no assurance that this offering of Preferred Stock or any subsequent Tender Offer will have any effect on the persistent discount to NAV experienced by the Fund.
          Dilution of Ownership: As a result of the terms of this offer, stockholders who do not fully exercise their Rights will own, upon completion of this offer, a smaller proportional interest in our voting stock than they owned prior to the offer. In addition, because the Subscription Price may be less than NAV per share, the offer may result in an immediate dilution of NAV per share for all of our stockholders. Such dilution is not currently determinable because it is not known how many shares of Preferred Stock will be subscribed for, what the market price of our Preferred Stock will be on the Expiration Date or what the Subscription Price will be. Such dilution will disproportionately affect non-exercising stockholders.
          Unwillingness of Brokers to Hold Foreign Securities: As more fully stated in “Preferred Stock Rights Offering – Semi Annual Tender Offer,” stockholders participating in the Tender Offers will receive the Fund’s portfolio securities in exchange for tendering their Preferred Stock to the Fund for repurchase. The majority of such portfolio securities will be securities of Mexican issuers. Your broker may be unwilling to hold such foreign securities for you.
RISKS RELATED TO THE FUND’S INVESTMENTS
          Investments in Foreign Securities Risks: We invest a majority of our assets in foreign securities of Mexican issuers. Investing in the Mexican financial market presents political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investing in the U.S. financial markets. Some of these risks may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies, and in the type and nature of disclosures required to be provided by Mexican issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. Our exposure to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets. Some of these risks are detailed below:
          Market Illiquidity, Volatility. Although one of the largest in Latin America by market capitalization, the Bolsa Mexicana de Valores, S.A. de C.V. (the “Mexican Stock Exchange” or “Bolsa”) is substantially smaller, less liquid and more volatile than the major securities markets in the United States. In addition, trading on the Mexican Stock Exchange is concentrated. Approximately 80% of the total traded volume of the Mexican Stock Exchange in 2004 was produced by fourteen issuers as of December 31, 2004. At such date, the stock of Teléfonos de Mexico, S.A. de C.V. (“Telmex”) and its affiliates accounted for approximately 23.225% of the aggregate market capitalization of the Mexican Stock Exchange, while no single stock issue accounted for more than 2.6% of the aggregate market capitalization of the NASDAQ and the NYSE. Thus, the performance of the Mexican Stock Exchange, as further described below, is highly dependent on the performance of a few issuers. Additionally, prices of equity securities traded on the Mexican Stock Exchange are generally more volatile than prices of equity securities traded on the NYSE. The combination of price volatility and the relatively limited liquidity of the Mexican Stock Exchange may have an adverse impact on the investment performance of the Fund.
          Market Corrections. Although less so in recent times, the Mexican securities market has been subject to periodic severe market corrections. In the two months following the general destabilization of the Mexican economy in December 1994, the Bolsa’s Index declined 36.3% in nominal peso terms and 58.0% in dollar terms from December 20, 1994 to February 27, 1995 before beginning to recover. Due to the high concentration of investors, issuers and intermediaries in the Mexican securities market and the general high volatility of the Mexican economy, the Mexican securities market may be subject to severe market corrections than more broadly based markets. As is the case with investing in any securities market, there can be no assurance that market corrections will not occur again.
          The Mexican Economy. The Mexican economy is currently stable as a result of initiatives implemented in the last few years, successful free trade agreements with other countries, economic and fiscal discipline and stable political and social conditions. Nevertheless, in the past the Mexican economy has experienced peso devaluations, significant rises in inflation and domestic interest rates and other economic instability and there can be no assurance that the economy will remain stable. In addition, although Mexico has exhibited in recent times positive market indicators in terms of GDP growth, long-term interest rates, current account deficits, exports, and foreign investment, there is no assurance that these trends will continue. Overt unemployment continues to exist at levels of over three percent and more than one million new jobs will be required annually according to economic estimates. The economy has recently witnessed significant increases in energy, transportation and telecommunications costs and there is significant pressure to increase wage and energy productivity.
           Smaller Capitalization Risks: We may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements then larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.
           Borrowing Risks: Because we may borrow money from banks or other financial institutions to purchase securities, commonly referred to as “leveraging,” our exposure to fluctuations in the prices of these securities is increased in relation to our capital. Our borrowing activities will exaggerate any increase or decrease in our net asset value. In addition, the interest which we must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish our investment performance compared with what it would have been without borrowing.

          High Portfolio Turnover Rate Risk: Our portfolio management may result in high turnover rates which may increase our short-term capital appreciation and increase brokerage commission costs. If we have a higher portfolio turnover rate, then our performance could be negatively impacted due to the increased expenses incurred as a result of the higher brokerage commissions. Rapid portfolio turnover also exposes stockholders to a higher current realization of capital gains and this could cause you to pay higher taxes.
          Credit Risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.
          Interest Rate Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.
          Initial Public Offerings Risks: We may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the us to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.
          Restricted Securities Risks: We may invest in securities that are subject to restrictions on resale, such as Rule 144A securities. Rule 144A securities are securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers under Rule 144A under the Securities Act of 1933. Under the supervision of the Board of Directors, we will determine whether securities purchased under Rule 144A are illiquid. Our ability to invest in illiquid securities is limited to 15% of our total assets. If it is determined that qualified institutional buyers are unwilling to purchase these securities, the percent of our assets invested in illiquid securities would increase.
          Shares of Other Investment Companies: We may invest in shares of other investment companies as a means to pursue our investment objective. As a result of this policy, your cost of investing will generally be higher than the cost of investing directly in the underlying investment company shares. You will indirectly bear fees and expenses charged by the underlying investment companies in addition to our direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
          Discount Risk: Historically, our shares, as well as those of other closed-end investment companies, have frequently traded at a discount to their NAV, which discount often fluctuates over time. See “Financial Highlights.”

Preferred Stock Rights Offering
Purpose of Offering/Use of Proceeds
          As of July 31, 2005, portfolio sales have resulted in the probability that we will be required, under Subchapter M of the Code, to distribute the capital gains realized on such sales to our stockholders. We are required to distribute at least 98% of the our realized capital gains, if any, for the one-year period ending on October 31 of each calendar year. If we do not distribute any realized capital gains by January 31, 2006, we will not be able to meet the Subchapter M requirements with respect to calendar year 2005. We are making this offering to raise cash to permit us to meet our distribution requirements of capital gains realized, if any, in an effort (i) to avoid an excise tax and to meet our Subchapter M requirements and (ii) to avoid having to sell portfolio securities which would further decrease the Fund’s assets to invest and would result in additional realized capital gains.
          Any remaining proceeds, after meeting our current distribution requirements, will be invested in accordance with the Fund’s investment objectives and policies as stated herein. It is anticipated that such remaining proceeds will be invested in equity and convertible securities issued by Mexican companies and securities of Mexican issuers.
Basic Subscription Right
          Each of our stockholders as of the Record Date shall receive, at no cost, 0.75 nontransferable rights ( each whole right, a “Subscription Right”) to purchase one share of Preferred Stock for each share of our common stock such stockholder owns as of the Record Date (the “Basic Subscription Right”). We will not issue fractional shares of our Preferred Stock upon the exercise of Rights. The number of Rights issued to Record Date stockholders will be rounded down to the nearest whole number of Rights. We intend to offer shares of Preferred Stock to these stockholders for a price (the “Subscription Price”) equal to the greater of (a) 90% of the Fund’s net asset value per share (“NAV”) as determined on the Expiration Date or (b) the average closing price of our common stock as of the Expiration Date. The “average closing price” of our common stock shall be calculated as an average of the last reported sale prices of a share of our common stock on the NYSE over the four consecutive trading days ending on the Expiration Date. The offer to purchase Preferred Stock will expire at 5:00 p.m., New York City time, on December 28, 2005, unless we decide to extend it to some later date (the “Expiration Date”).
          The Fund announced the offer at the beginning of trading on the NYSE on November 17, 2005. The NAV per share of our common stock at the close of business on November 16, 2005 (the last trading date on which the Fund publicly reported its NAV prior to the announcement) was $23.48, and the last reported sales price of a share of our common stock on the NYSE on such date was $20.87.
          Because we will not determine the actual Subscription Price until the Expiration Date, stockholders who wish to purchase Preferred Stock pursuant to their Rights will not know the Subscription Price per share at the time they elect to purchase the Preferred Stock. As a result, we are requiring that stockholders deliver an estimated Subscription Price of $20.35 per share. If the actual Subscription Price is lower, excess payments will be refunded without interest, and if the actual Subscription Price is higher, stockholders purchasing Preferred Stock must make an additional payment with five (5) business days of the Expiration Date to get the full number of shares.
          The purpose of setting the determination of the Subscription Price upon the expiration of the offer is to attract the maximum participation of stockholders in the offer, with minimum dilution to nonparticipating stockholders.
          All questions as to the validity, form, eligibility (including time of receipt), payment and acceptance for payment of any Preferred Stock will be determined by us, in our sole discretion, which determination shall be final and binding. We reserve the absolute right to reject any and all requests for participation in this offering and to issue a lower number of shares of Preferred Stock, with our only obligation being to return any excess payment without interest. We shall be under no duty to give notification of any defects or irregularities in any request for participation in this offering, nor shall we incur any liability for failure to give any such notification.
Description of Preferred Stock
          The Preferred Stock is a new class of our capital stock designated by the Board of Directors specifically for issuance pursuant to this offering. The Preferred Stock has identical rights and qualifications of our common stock, except as set forth in paragraphs (a), (b), (c) and (d) below (See “Description of our Capital Stock”):
(a) Liquidation Preference: In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock will be entitled to receive preferential liquidating distribution at the then-current net asset value per share of Preferred Stock, before any distribution of assets is made to the holders of our common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund.
(b) Voting Rights: So long as the Fund is subject to the 1940 Act, the holders of any Preferred Stock, voting separately as a single class, shall have the right to elect at least two directors at all times. The remaining directors shall be elected by holders of common stock. So long as the Fund is subject to the 1940 Act, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there is any Preferred Stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Fund’s Articles of Incorporation or bylaws, holders of Preferred Stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and shall vote together with such holders of common stock as a single class.
(c) Repurchase. On a semi-annual basis, on dates to be determined by the Board of Directors and beginning within the 6-month period between January 31, 2006 and July 31, 2006, the Fund will conduct special Tender Offers for Preferred Stock as further described in “Semi-Annual Tender Offer” below.
(d) Automatic Conversion. If the Put Warrant Program (as described below) is approved by the SEC, the Preferred Stock will automatically convert into common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants. Holders of the Preferred Stock will have no other conversion rights. See “Put Warrant Program” below.
          Immediately following the issuance of the Preferred Stock to purchasing stockholders and so long as the Fund is subject to the 1940 Act, (i) the Fund shall have an asset coverage of at least 200 percent, (ii) the Fund will be prohibited from declaring any dividend (except a dividend payable in our common stock) or any other distribution upon our common stock, unless the Preferred Stock has, at the time of any such declaration, an asset coverage of at least 200 percent after deducting the amount of such dividend or distribution, as the case may be, (iii) holders of Preferred Stock will be entitled, voting as a class, to the voting rights outlined in (b) above, and (iv) holders of Preferred Stock will have the liquidation preference outlined in (a) above.
Over-Subscription Privilege
          If you elect to purchase the maximum amount of our Preferred Stock that you are entitled to purchase pursuant to your Basic Subscription Right, you will also be entitled to subscribe, subject to allotment, to purchase additional shares of our Preferred Stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right as of the Expiration Date (the “Over-Subscription Privilege”). If the number of shares of our Preferred Stock available for sale pursuant to the Over-Subscription Privilege is not sufficient to satisfy in full all subscriptions submitted for additional shares, we will allocate any available shares pro rata among stockholders who exercise their Over-Subscription Privilege in proportion to the number of shares each stockholder subscribing for additional shares was entitled to and elected to purchase under his or her Basic Subscription Right; up to the number of additional shares that the stockholder subscribed for pursuant to the exercise of his or her Over-Subscription Privilege, rounded down to the nearest whole share.
          Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscribing Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Subscription Rights exercised and the number of Preferred Stock subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Basic Subscription Right was exercised in full. A Notice of Guaranteed Delivery form will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificate.
          We have been advised that the directors who own or control shares of our common stock intend to exercise all of the Rights initially issued to them. If additional shares of Preferred Stock remain after all over-subscriptions exercised by stockholders other than the directors are honored in full, the directors may, on the Expiration Date, purchase all or any of the remaining shares of Preferred Stock on the same terms offered to all stockholders.
Semi-Annual Tender Offer
          The Fund intends to conduct a series of tender offers for the Preferred Stock only (each, a “Tender Offer”) on a semi-annual basis (each semi-annual period, a “Tender Period”), on dates to be determined by the Board of Directors and beginning within the 6-month period between January 31, 2006 and July 31, 2006, in which 25% of the issued and outstanding Preferred Stock may be tendered to the Fund and repurchased for the Fund’s portfolio securities. The Board of Directors currently knows of no reason why the Tender Offers would not be conducted. Each stockholder participating in a Tender Offer may have his or her tendered shares of Preferred Stock repurchased by the Fund in kind for portfolio securities having a value equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors.
          The Fund will use current valuation for purposes of the in kind redemptions pursuant to each Tender Offer. The Fund may pay cash for fractional shares of securities; or round off (up or down) fractional shares so as to eliminate them prior to distribution.
          We intend to file an exemptive application with the Division of Investment Management of the SEC seeking the ability of stockholders who are “affiliated persons” of the Fund solely by reason of owning, controlling or holding with the power to vote 5% or more of our common stock to have their Preferred Stock repurchased by the Fund for portfolio securities pursuant to the Tender Offers. We cannot assure you that the SEC will grant our request for exemptive relief.
          Although the intention of the Board of Directors is to conduct a semi-annual Tender Offer in which 25% of the issued and outstanding Preferred Stock may be tendered to the Fund and repurchased for the Fund’s portfolio securities, the Board of Directors may, in its sole discretion, direct the Fund to conduct a Tender Offer for less than 25% of the issued and outstanding Preferred Stock although the Directors have no current intention to do this. In no event, except in the event of a Tender Termination Event (as defined below), shall any Tender Offer be conducted in which less than 5% of the issued and outstanding Preferred Stock may be tendered to the Fund.
          If a Tender Offer is oversubscribed, the Fund will repurchase shares of Preferred Stock pro rata among tendering stockholders in proportion to the number of shares of Preferred Stock tendered to the Fund by each such stockholder.
          Each Tender Offer shall be governed by substantially the same terms and conditions that governed the Fund’s previous tender offer which commenced on February 19, 2002 and expired on March 20, 2002. See “Share Repurchases.”

          In the event that the average trade weighted discount to the last published NAV per Fund share is less than 5% for any five consecutive trading days during any Tender Period (a “Tender Termination Event”), the Fund will not conduct a Tender Offer during that Tender Period. In the event of a Tender Termination Event, a Tender Offer will be conducted during the next Tender Period (unless a Tender Termination Event exists during such next Tender Period).
          We normally publish our NAV on the last business day of each week (generally Friday) at the close of regular trading on the NYSE. The NAV per Fund share is available daily through the Administrator by calling toll free (866) 700-6104. As an example, the NAV per Fund share on October 28, 2005 was $22.61.
Put Warrant Program
          In 2001, the Fund’s Board of Directors approved the creation and registration of a put warrant program (the “Put Warrant Program”) whereby the Fund would issue without charge one put warrant for each whole share of common stock issued by the Fund held by each stockholder of record as of a date selected by our Board of Directors. As envisioned, each put warrant would allow our stockholders to “put” (sell) on a quarterly basis one share of our common stock to us for an amount of cash equal to our NAV per share. Our Board of Directors believes that the Put Warrant Program would give a holder the ability to realize NAV without us incurring the substantial expenses associated with conducting a traditional tender offer pursuant to the requirements contained in the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
          In March 2004, we filed a No-Action Request Letter with the SEC’s Division of Corporate Finance, and, in May 2004, we filed an exemptive application with the Division of Investment Management seeking the ability to issue and register the put warrants. To date, we have received no definitive answer on whether the Fund may administer the Put Warrant Program from either Division of the SEC, and there is no guarantee that the SEC will decide to grant exemptive relief.
          In the event the Put Warrant Program is approved by the SEC, and upon the anticipated issuance of put warrants by the Fund, all issued and outstanding shares of Preferred Stock will automatically convert to common stock on a one-to-one basis, and, shortly thereafter, stockholders will receive put warrants.
Asset Coverage
          Immediately following the issuance of the Preferred Stock to purchasing stockholders and in accordance with the 1940 Act, the Fund shall have an asset coverage of at least 200 percent.
No Fractional Shares
          We will not issue fractional shares of our Preferred Stock upon the exercise of Rights. The number of Rights issued to Record Date stockholders will be rounded down to the nearest whole number of Rights.
Non-Transferability of Rights
          The Rights granted in this offer are non-transferable. If you do not exercise them, you give up any right to the underlying shares of Preferred Stock.
Expiration Date of the Offering
          You may elect to purchase Preferred Stock pursuant to your Basic Subscription Right and/or Over-Subscription Privilege at any time before 5:00 p.m., New York City time, on December 28, 2005 (the “Expiration Date”). The Board of Directors reserves the right to extend the date upon which the Rights expire. If you do not elect to purchase Preferred Stock pursuant to your Rights before the time they expire, then your Rights will be null and void. We will not be obligated to honor your election to purchase Preferred Stock if we receive the documents relating to your purchase of Preferred Stock or collect your payment after the time they expire, regardless of when you transmitted the documents. See “Receipt of Payment” below.

          Any extension of the offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.
          Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional offerings from time to time for a number of shares and on terms which may or may not be similar to this offer. Any such future offering will be made in accordance with the 1940 Act.
Distribution Arrangements
          We do not intend to engage a dealer manager for the offer. Our officers and directors may solicit the exercise of Rights by our stockholders. The offer is not contingent on any number of Rights being exercised, and we will pay all expenses incurred in connection with the offer.
Election to Purchase Preferred Stock
          You may elect to purchase Preferred Stock by delivering the following to the Subscribing Agent at or before the Expiration Date:
•	your properly completed and signed Subscription Certificate, with any required signature guarantees, evidencing those rights with any other supplemental documentation; and

•	your payment in full of the Subscription Price for each share of our Preferred Stock that you choose to subscribe for under your Basic Subscription Right and your Over-Subscription Privilege.
Method of Payment
Your payment of the Subscription Price must be made by either:

•	check or bank draft drawn upon a U.S. bank or postal, telegraphic, or express money order payable to: “The Mexico Equity and Income Fund, Inc.”; or

•	wire transfer of immediately available funds to the account maintained by the Subscribing Agent for such purpose at: Harris N.A., ABA #071000288, Account # 2279388.

•	If you hold our common stock through a nominee holder, you will need to have your broker, custodian bank or other nominee act for you. To indicate your decision with respect to your Rights, you should have your broker, custodian bank or other nominee deliver a Notice of Guaranteed Delivery to the Subscribing Agent by the Expiration Date.
Receipt of Payment
Your payment of the Subscription Price will be deemed to have been received by us only upon:

•	clearance of any uncertified check;

•	receipt by us of any certified check or bank draft drawn upon a U.S. bank or any postal, telegraphic or express money order; or

•	receipt of collected funds in our account designated above.

Clearance of Uncertified Checks
          You should note that funds paid by uncertified personal checks may take 5 business days or more to clear. If you wish to pay the Subscription Price by an uncertified personal check, we recommend that you make payment at least 10 days in advance of the Expiration Date to ensure that your payment is received and clears by that time. If your check does not clear before the Expiration Date, you will not receive any shares of Preferred Stock, and our only obligation will be to return your subscription payment, without interest. It is safer to use a certified or cashier’s check, money order or wire transfer of funds to avoid missing the opportunity to purchase Preferred Stock.
Delivery of Subscription Materials and Payment
          You should deliver the Subscription Certificate and payment of the Subscription Price, as well as any other subscription documentation as follows:
If by Mail, Hand Delivery or Overnight Delivery, to:
Computershare Trust Company of New York
88 Pine Street — 19th Floor
New York NY 10005
Attn: Reorg. Dept.
Calculation of Preferred Stock Purchased
          If you do not indicate the number of shares of Preferred Stock being subscribed for, or do not forward full payment of the aggregate Subscription Price for the number of shares of Preferred Stock that you indicate are subscribed for, then you will be deemed to have purchased the maximum number of shares of the Preferred Stock that may be purchased for the payment that you delivered to our Subscribing Agent.
Funds Will Be Held by our Subscribing Agent until Shares of Preferred Stock Are Issued
          Our Subscribing Agent will hold your payment in a segregated account with other payments received from stockholders until we issue to you your shares of our Preferred Stock.
Notice to Nominee Holders
          If you are a broker, a trustee or a depositary for securities who holds shares of our common stock for the account of others as of the Record Date, you should notify the respective beneficial owners of the shares about the rights offering as soon as possible to find out their intentions. You should obtain instructions from the beneficial owner with respect to the rights by using the instructions that we have provided to you for your distribution to beneficial owners. If the beneficial owner so instructs, you should complete the appropriate Subscription Certificate and Notice of Guaranteed Delivery, if applicable, and submit them to our Subscribing Agent with the proper payment.
Notice to Beneficial Owners Whose Shares are Held by a Broker or Nominee
          If you are a beneficial owner of shares of our common stock or rights that you hold through a nominee holder, we will ask your broker, custodian bank or other nominee to notify you of this offering. If you wish to purchase Preferred Stock, you will need to have your broker, custodian bank or other nominee act for you. To indicate your decision with respect to your rights, you should complete and return to your broker, custodian bank or other nominee the Subscription Certificate. You should receive this form from your broker, custodian bank or other nominee with the other rights offering materials. We suggest that you contact your broker or other nominee to be sure that they are sending you the election form without delay. If you are giving instructions to your nominee, you should act promptly to allow a sufficient amount of time to ensure that the nominee can act to follow your instructions in time.

Notice of NAV Decline
          The Fund, as required by the SEC’s registration form, will suspend the offer until it amends this Prospectus if, subsequent to the date of this Prospectus, the Fund’s NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date stockholders of the decline and permit stockholders to cancel their exercise of Rights.
Mailing of Confirmation
          On a date within eight (8) business days following the Expiration Date (“Confirmation Date”), the Subscribing Agent will send to each exercising Rights holder (or, if shares of common stock are held by a nominee, to such nominee) a confirmation showing (i) the number of shares of Preferred Stock purchased pursuant to the Basic Subscription Right; (ii) the number of shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date stockholders who are exercising all of the Rights originally issued to them); (iii) the per share and total Subscription Price for the shares and (iv) any additional amount payable to the Fund by the Rights holder or any excess to be refunded by the Fund to the Rights holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Rights holder, if eligible, exercises his right to acquire shares of Preferred Stock pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from a Rights holder must be received by the Subscribing Agent within ten (10) business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Rights holder will be mailed by the Subscribing Agent to the Rights holder as promptly as practicable. All payments by an exercising Rights holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to “The Mexico Equity and Income Fund, Inc.”
Determinations Regarding the Election to Purchase Preferred Stock
          We will decide all questions concerning the timeliness, validity, form and eligibility of your election to purchase Preferred Stock. Our decisions will be final and binding. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine. We may reject the election to purchase Preferred Stock because of any defect or irregularity. Your election will not be deemed to have been received or accepted until all irregularities have been waived by us or cured by you within such time as we decide, in our sole discretion.
          Neither we nor our Subscribing Agent will be under any duty to notify you of a defect or irregularity. We will not be liable for failing to give you any such notice. We reserve the right to reject your election to purchase Preferred Stock if your election is not in accordance with the terms of the offering or in proper form. We will also not accept your election to purchase Preferred Stock if our issuance of shares of our Preferred Stock upon your election could be deemed unlawful or materially burdensome.
Termination
          We may terminate this offering at any time prior to the Expiration Date. If we terminate the offering, our only obligation to you will be to return your subscription payment to you, without interest.
Effects of this Offer on the Fund Adviser
          Our investment adviser will benefit from this offer because a portion of the investment management fee we pay to the investment adviser is based on our gross assets. See “Investment Advisory Agreement.” It is not possible to state precisely the amount of additional compensation the investment adviser will receive as a result of this offer because it is not known how many shares of Preferred Stock will be subscribed for. However, assuming (i) all Rights are exercised, (ii) the average value of our gross assets remains between $50 million and $55 million, and (iii) the Subscription Price is $20.35 per share, and after giving effect to expenses related to this offer, the investment adviser would receive additional annualized advisory fees of $302,015 and the amount of the administrative fee received would be an additional fee of $45,302. Maria Eugenia Pichardo, President of the Fund,

is also an officer and owner of our investment adviser. None of our directors who approved this offer are affiliated with the investment adviser.
No Recommendations to Holders
          WE MAKE NO RECOMMENDATION TO ANY PERSON TO PARTICIPATE IN THIS OFFERING, AND WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. POTENTIAL HOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE REGISTRATION STATEMENT, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER OR NOT TO PARTICIPATE IN THIS OFFERING.
Material United States Federal Income Tax Consequences
          The following discussion is a summary of certain material U.S. federal income tax consequences to a typical “U.S. holder” (defined below) that Receives rights pursuant to this offering and that either (i) exercises such Rights, (ii) allows such Rights to expire, or (iii) sells, exchanges, redeems or otherwise disposes of such Rights.
          This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” applicable current, temporary and proposed Treasury regulations promulgated thereunder, which we refer to as the “Treasury Regulations,” the legislative history of the Code and publicly available administrative and judicial interpretations thereof, all as in effect of the date of this prospectus and all of which are subject to change, possibly with retroactive effect, or to different interpretations. In addition, the administrative interpretations and practices of the Internal Revenue Service include its practices and policies as expressed in private letter rulings which are not binding on the Internal Revenue Service, except with respect to the particular taxpayers who requested and received these rulings. This discussion is included for general information purposes only and does not purport to be a complete technical analysis or listing of all potential tax considerations that may be relevant to U.S. holders in light of their particular circumstances. This discussion does not address any state, local or foreign tax consequences or any non-income tax consequences (such as estate or gift tax consequences). This discussion applies only to U.S. holders that hold shares of our common stock as capital assets and that will hold the Rights distributed pursuant to this offering as capital assets (and, in the event such rights are exercised, will hold newly acquired shares of our common stock as capital assets), in each case, within the meaning of Section 1221 of the Code. This discussion also does not address the United States federal income tax consequences to a U.S. holder that is one of our affiliates or that is subject to special rules under the Code, including but not limited to:
•	A financial institution, insurance company, or regulated investment company;

•	Persons who are subject to alternative minimum tax;

•	A tax-exempt organization, retirement plan, or mutual fund;

•	A dealer, broker, or trader in securities;

•	Non-U.S. holders (as defined below);

•	An entity treated as a partnership for U.S. federal income tax purposes;

•	A stockholder that owns its shares of our common stock indirectly through an entity treated as a partnership for United States federal income tax purposes, or a trust or estate;

•	Persons deemed to sell their shares of common stock under the constructive sale provisions of the Code;

•	A stockholder that holds its shares of our common stock as part of a hedge, appreciated financial position, straddle or conversion transaction; or

•	A stockholder that acquired our common stock pursuant to the exercise of compensatory stock options or otherwise as compensation.
          We will not seek a ruling from the Internal Revenue Service, or the “IRS,” with respect to the rights offering. The IRS could take positions concerning the tax consequences of this offering that are different from those described in this discussion, and, if litigated, a court could sustain any such positions taken by the IRS.
          For purposes of this discussion, the term “U.S. holder” means a holder of shares of our common stock that, for U.S. federal income tax purposes, is:
•	A citizen or resident of the U.S.;

•	A corporation or other entity treated as a corporation for U.S. federal income tax purposes created or organized in the U.S. or under U.S. laws or the laws of any state or political subdivision thereof;

•	An estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust (i) if, in general, a court within the U.S. is able to exercise primary jurisdiction over its administration and one or more U.S. persons have authority to control all of its substantial decisions or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.
          A “non-U.S. holder” is a holder other than a U.S. holder. If a holder of our common stock is a non-U.S. holder, the tax consequences of the rights offering to such holder will depend upon a variety of factors, including whether such person conducts a trade or business in the U.S. Non-U.S. holders are urged to consult their own tax advisors regarding the tax consequences associated with the rights offering.
Holders of our common stock are urged to consult their own tax advisors regarding the specific tax consequences associated with the rights offering, including the applicability and effect of any state, local, foreign, or other tax laws as well as changes in applicable tax laws.
Distribution of Rights
          We believe that pursuant to Section 305 of the Code and the Treasury Regulations issued thereunder, a U.S. holder that receives Rights pursuant to this offering should not be required to recognize taxable income for U.S. federal income tax purposes upon the receipt of such Rights.
          We intend to report this offering accordingly. However, if our intended treatment of the Rights were challenged by the IRS and if such challenge were ultimately upheld, the U.S. federal income tax consequences to a U.S. holder that receives Rights pursuant to this offering may differ from the consequences described herein, and it is possible that a U.S. holder’s receipt of Rights or a portion thereof pursuant to this offering may be taxable.
Basis and Holding Period of Rights
          If, in accordance with Section 307 of the Code, if the fair market value of the Rights which we distribute to U.S. holder is less than 15% of the fair market value of such U.S. holder’s shares of our common stock with respect to which such Rights were distributed, such U.S. holder’s basis in the Rights distributed generally will be zero. A U.S. holder may elect, however, to allocate its basis in our common stock between such common stock and the Rights received in proportion to the fair market value of such common stock and such Rights. This election may be made pursuant to Section 307 of the Code and the Treasury Regulations thereunder and will be irrevocable once made.
          If the fair market value of the Rights which we distribute to a U.S. holder is 15% or more of the fair market value of such U.S. holder’s shares of our common stock with respect to which such Rights were distributed, such U.S. holder will be required to allocate its basis between such common stock and such Rights in proportion to their relative fair market values.
          In either case, a U.S. holder’s holding period for the Rights that we distribute will include the holding period of such U.S. holder’s shares of our common stock with respect to which such Rights were distributed.
Exercise of Rights; Basis and Holding Period of Acquired Shares; Sale, Exchange, Redemption or Other Disposition of Acquired Shares
          A U.S. holder will not recognize gain or loss upon the exercise of the Rights. A U.S. holder’s basis in our Preferred Stock acquired through exercise of the Rights generally will equal the sum of (i) the Subscription price paid by such U.S. holder to acquire such stock and (ii) such U.S. holder’s basis, if any, in the Rights exercised. A U.S. holder’s holding period in shares of our Preferred Stock acquired through the exercise of Rights will begin on the day such U.S. holder exercises the Rights.
          Upon the sale, exchange, redemption or other disposition of the Preferred Stock acquired upon the exercise of Rights, a U.S. holder generally will recognize gain or loss equal to the difference between the amount realized and such U.S. holder’s basis in such Preferred Stock. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if a U.S. holder’s holding period exceeds one year at the time of the sale, exchange or other disposition. The deductibility of capital losses is subject to limitations.
Expiration of Rights
          If a U.S. holder receives Rights pursuant to this offerings, and such U.S. holder’s basis in our common stock is not allocated between such common stock and the Rights received and such U.S. holder’s Rights expire unexercised, then such U.S. holder will not recognize taxable loss upon expiration of the Rights. In addition, such U.S. holder’s basis in its shares of our common stock will not be affected by this offering and such U.S. holder’s decision to allow its Rights to expire and will remain the same as before this offering.
          If a U.S. holder receives Rights pursuant to this offering, and such U.S. holder’s basis in our common stock is allocated between such a common stock and the Rights received and such U.S. holder’s Rights expire unexercised, then such U.S. holder will recognize a taxable loss upon the expiration of the Rights equal to the basis that was allocated to the Rights. Such loss will be a capital loss.
Backup Withholding
          A U.S. holder that sells, exchanges, redeems or otherwise disposes shares of our Preferred Stock acquired upon the exercise of Rights or that sells, exchanges or otherwise disposes of Rights may be subject to backup withholding on the proceeds received, unless such U.S. holder:
•	Is a corporation or other exempt recipient and, when required, establishes this exemption; or

•	Provides a correct taxpayer identification number, certifies that it is not currently subject to backup withholding, and otherwise complies with the applicable requirements of the backup withholding rules.
          Backup withholding is not an additional tax. Any amount withheld under the backup withholding rules will generally be creditable against the United States federal income tax liability of a U.S. holder if appropriate information is provided to the IRS. If a U.S. holder does not provide the appropriate party with the correct taxpayer identification number or any other proper document or certification required by the IRS (generally a Form W-9 in the case of a U.S. holder), such U.S. holder may be subject to penalties imposed by the IRS.
THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSIDERATIONS RELATING TO THIS OFFERING AND IS NOT TAX ADVICE. THEREFORE, HOLDERS OF OUR COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THIS OFFERING, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

Use of Proceeds
          We intend to use the proceeds of this offering to make required distributions of capital gains realized on 2005 portfolio sales to our stockholders. We are required to distribute at least 98% of the our realized capital gains, if any, for the one-year period ending on October 31 of each calendar year. See “Preferred Stock Rights Offering – Purpose of Offering/Use of Proceeds.”
          Any remaining proceeds, after meeting our current distribution requirements, will be invested in accordance with the Fund’s investment objectives and policies as stated herein. It is anticipated that such remaining proceeds will be invested in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.
Price Range of Common Stock
          Our common stock is traded on the NYSE under the symbol “MXE.” The following table lists the high and low closing sales prices for our common stock, and the closing sales price as a percentage of NAV:

		Closing Sales
		Price		Premium/Discount	Premium/Discount
				of High Sales	of Low Sales	Declared
	NAV	High	Low	Price to NAV	Price to NAV	Dividends
Year ended July 31, 2004
First Quarter	$11.17	$9.90	$9.79	(11.37)%	(12.35)%	—
Second Quarter	12.96	11.60	11.43	(10.49)%	(11.81)%	.02
Third Quarter	13.29	12.15	11.90	(8.58)%	(10.46)%	—
Fourth Quarter	13.66	11.73	11.73	(14.13)%	(14.13)%	—
Year ended July 31, 2005
First Quarter	$15.78	$13.60	$13.50	(13.81)%	(14.45)%	—
Second Quarter	18.45	16.33	15.98	(11.49)%	(13.39)%	—
Third Quarter	17.76	15.24	15.10	(14.19)%	(14.98)%	—
Fourth Quarter	21.27	18.82	18.54	(11.52)%	(12.83)%	—
Year ending July 31, 2006
First Quarter	$22.79	$20.61	$17.75	(9.57)%	(22.11)%	—
Second Quarter	$23.48	$20.87	$20.07	(11.12)%	(14.52)%	—
(through November 16, 2005)
Distributions
          We make annual distributions to our stockholders of at least 90% of our ordinary income and short-term capital gains. Holders of shares of Preferred Stock shall have the same distribution rights as holders of shares of common stock. We will distribute during each calendar year an amount equal to the sum of (1) at least 98% of our ordinary income for the calendar year, (2) at least 98% of the Fund’s capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year, in order to avoid excise taxes imposed on registered investment companies that do not make these distributions. In addition, although we currently intend to distribute net realized long-term capital gains at least annually, we may in the future decide to retain such capital gains for investment in accordance with our investment objective. In such event, the consequences of our retention of ordinary income and net realized capital gains could be the required distribution of as much as $10,206,909, as described in more detail under “Material United States Federal Income Tax Consequences.” This number could change based on portfolio and economic conditions. No stockholder should assume that there will be a distribution.

Business of the Fund
          Our investment objective is a high total return through capital appreciation and current income by investing at least 80% of our assets in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.
          Our investment activities are managed by Pichardo Asset Management, S.A. de C.V. (“PAM”). PAM is registered as an investment adviser under the Advisers Act. Under PAM’s investment advisory agreement with us, we have agreed to pay PAM a monthly fee at an annual rate of 0.80% of the value of our average daily net assets.
          U.S. Bancorp Fund Services, LLC (“Administrator”) serves as our administrator pursuant to an administrative agreement with the Fund. Administrator is located at 615 East Michigan Avenue, Milwaukee, WI 53202.
Fundamental Investment Policies
          The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund’s portfolio. Fund policies which are not fundamental may be modified by the Directors if, in the reasonable exercise of the Directors’ business judgment, modification is determined to be necessary or appropriate to carry out the Fund’s objectives. Under its fundamental restrictions, the Fund may not:
          1. invest 25% or more of the total value of its assets in a particular industry; this restriction does not apply to investments in U.S. Government securities but does apply to investments in Mexican Government securities;
          2. issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank to make distributions required for the Fund to maintain its qualification as a regulated investment company under U.S. tax law, for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings. Additional investments will not be made when borrowings exceed 5% of the Fund’s assets;
          3. lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Mexico consistent with the Fund’s investment objective and policies;
          4. make short sales of securities or maintain a short position in any security except for short sales against the box as a form of hedging;
          5. purchase securities on margin, except such short-term credit as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions;
          6. underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act, in selling portfolio securities;
          7. purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law; or

          8. make investments for the purpose of exercising control over, or management of, the issuers of any securities.
Employees
          Gerald Hellerman, our Chief Financial Officer and Chief Compliance Officer, is our only employee. The officers of the Fund, except for Mr. Hellerman, are employees of our investment adviser. Our day-to-day investment operations are managed by our investment adviser.
Legal Proceedings
          Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business, we are not currently a party to any pending material legal proceedings.
Management
          Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of five members, four of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The officers of the Fund, except for Mr. Hellerman, are employees of our investment adviser.

Directors and Executive Officers
          Our directors and executive officers, their positions, year born and principal occupation are set forth below. The address for each director and executive officer is c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.
INDEPENDENT DIRECTORS

				Other
	Position(s)		Principal Occupation(s)	Directorships
Name and	Held with the	Held Office	During	Held by
Age	Fund	Since	Past 5 Years	Director
Glenn Goodstein (1963)	Class I Director	2001	Registered investment adviser; Managing Member of the General Partner of Mercury Partners LP. (an investment partnership)	None

Phillip Goldstein (1945)	Class I Director (Chairman)	2000	President, Kimball & Winthrop, Inc. (an investment advisory firm); and general partner of Opportunity Partners L.P. (an investment partnership)	Director of Brantley Capital Corporation (a business development company); The Emerging Markets Telecommunications Fund (a registered closed-end investment company); and First Israel Funds (a registered closed-end investment Company)

Rajeev Das (1968)	Class II Director	2001	Senior Analyst, Kimball & Winthrop, Inc. (an investment advisory firm)	None

Andrew Dakos (1966)	Class II Director	2001	President and CEO of Uvitec Printing Ink, Inc. (an ink and coating manufacturing company); Managing Member of the general partner of Full Value Partners L.P. (an investment partnership); President of Elmhurst Capital, Inc. (an investment advisory firm).	None
INTERESTED DIRECTOR

Other
	Position(s)		Principal Occupation(s)	Directorships
Name and	Held with the	Held Office	During	Held by
Age	Fund	Since	Past 5 Years	Director
Gerald Hellerman (1937)*	Class III Director, Chief Financial Officer and Chief Compliance Officer	2001	Managing Director, Hellerman Associates (a financial and corporate consulting firm)	Director, Brantley Capital Corporation (a business development company); MVC Capital, Inc. (a business development company); and AirNet Systems, Inc. (a specialty air courier)

* Mr. Hellerman is only deemed an interested director because he is an executive officer.
Our Board of Directors is divided into three classes with each class serving a staggered three year term ending on the date of our annual meeting as follows: Class I directors’ terms expire in the year 2008; Class II directors’ terms expire in 2006; and Class III directors’ terms expire in 2007.

OFFICERS
          In addition to Mr. Hellerman, our only other current executive officers are:

				Directorships
Name and	Position(s) Held	Held Office	Principal Occupation(s)	Held by
Age	with the Fund	Since	During Past 5 Years	Officer
Maria Eugenia Pichardo (1950)	President	2004	Portfolio manager of the Fund since the Fund’s inception in 1990; President and General Partner of Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment adviser.	None

Francisco Lopez (1971)	Secretary	2005	Portfolio manager at Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment adviser since December 2002; from May 1997 through December 2002, portfolio manager assistant to the Fund at Acciones y Valores de Mexico, S.A. de C.V., a wholly owned subsidiary of Acciworldwide, S.A. de C.V., the Fund’s registered investment adviser prior to 2002	None
Each officer’s term of office is one year and until their respective successors are chosen and qualified. The officers of the Fund serve without compensation, except that Mr. Hellerman received an annual fee of $25,000 for the fiscal year ended July 31, 2005 for serving as Chief Compliance Officer.
Board of Directors
          Under our Certificate of Incorporation, our directors are divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of us by delaying the replacement of a majority of the Board of Directors. Messrs. Goodstein and Goldstein’s term will expire in 2008, the terms of Messrs. Das and Dakos will expire in 2006, and Mr. Hellerman’s term will expire in 2007. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.
Committees of the Board Of Directors
Audit Committee
          The members of the Audit Committee are Messrs. Das, Dakos and Goldstein, each of whom is an independent director. The Audit Committee is responsible for approving our independent auditors, reviewing with our independent auditors the plans and results of the audit engagement, approving professional services provided by our independent auditors, reviewing the independence of our independent auditors and reviewing the adequacy of our internal accounting controls. In addition, the Audit Committee members have been designated the Qualified Legal Compliance Committee for attorney and employee reporting purposes. During the last fiscal year, the Audit Committee conducted one meeting.
Nominating Committee
          The Nominating Committee is comprised of all of the directors who are non-interested, namely, Messrs. Goodstein, Goldstein, Dakos and Das. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for directors as is from time to time considered necessary or appropriate. During the last fiscal year, the Nominating Committee conducted no meetings.
          It is the policy of the Nominating Committee to consider nominees recommended by stockholders of the Fund so long as the stockholders properly submit their recommendations in accordance with the following: A stockholder wishing to recommend to the Nominating Committee a candidate for election as director must submit the recommendation in writing, addressed to the Committee care of our Secretary c/o U.S. Bancorp Fund Services, LLC, 615 Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202. Submissions recommending candidates for election at an annual meeting of stockholders must be received no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. In the event that the date of the next annual meeting of stockholders is more than 30 days following or preceding the first anniversary date of the annual meeting of stockholders for the prior year, the submission must be made a reasonable time in advance of the mailing of our next annual proxy statement. The written recommendation should include information concerning the stockholder or group of stockholders making the recommendation, the proposed nominee, relationships between the recommending stockholder and the proposed nominee and the qualifications of the proposed nominee to serve as director, describing the contributions that the nominee would be expected to make to the Board of Directors. The recommendation must also be accompanied by the consent of the proposed nominee to serve if nominated and the agreement of the nominee to be interviewed by the Nominating Committee, if the Nominating Committee decides in its discretion to do so.
          Valuation Committee
          The members of the Valuation Committee are all of the directors who are non-interested, namely, Messrs. Goodstein, Goldstein, Dakos and Das. The Valuation Committee is responsible for reviewing and approving the fair value determinations provided by the adviser with respect to any securities for which market quotations are not readily available. During the last fiscal year, the Valuation Committee conducted no meetings.
Compensation of Directors
          The following table shows information regarding the compensation expected to be received by the directors for the fiscal year ending July 31, 2005.

Total Compensation
from Fund Paid during the
Name of Director	Period Ended July 31, 2005
Glenn Goodstein	$7,900
Phillip Goldstein	$8,600
Andrew Dakos	$8,600
Gerald Hellerman	$27,500
Rajeev Das	$8,600
          The directors will receive an annual fee of $5,000 plus $700 for each Board of Directors Meeting attended in person and $100 for each special telephonic meeting attended. We pay the members of the Audit Committee $100 per meeting attended. Of the compensation paid to Mr. Hellerman during the fiscal year ended July 31, 2005, $24,000 was in consideration for his services as Chief Compliance Officer.
Investment Advisory Agreement
Management Services/Portfolio Manager
          PAM serves as our investment adviser. PAM is a registered investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, PAM manages our day-to-day operations and provides us with investment advisory services. Under the terms of an Investment Advisory Agreement, PAM will conduct all investment research and supervision and is responsible for the purchase and sale of our investment portfolio securities, subject to the supervision and direction of the Board of Directors. PAM also provides us with advice, supervises our management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. PAM also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing our investments. In addition, PAM will pay the salaries and fees of all of our officers who are affiliated with PAM.
          PAM’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.
Management Fees
          We pay PAM a monthly fee at an annual rate of 0.80% of the value of our average daily net assets for the investment management and research services provided. In addition, PAM has voluntarily agreed to reimburse us for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time.
Payment of Expenses
          The Investment Advisory Agreement provides that we will be responsible for all of our expenses and liabilities, except that PAM is responsible for the expense in connection with maintaining a staff within its organization to furnish the above services to us.
Duration and Termination
          The Investment Advisory Agreement was approved by our Board of Directors on June 18, 2003, and by our stockholders on November 19, 2003. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.
Organization of the Investment Adviser
          PAM is organized as a corporation under the laws of Mexico and is registered as an investment adviser under the Advisers Act. PAM’s principal office is located at Teopanzolco Avenue #408, 3rd Floor, Cuernavaca 62260, Morelos, Mexico. Maria Eugenia Pichardo is the President and Chief Executive Officer of PAM. Ms. Pichardo owns 99% of the total outstanding shares of common stock of PAM and has acted as the Fund’s portfolio manager since the Fund’s inception.
Factors in Approving the Investment Advisory Agreement
          The Fund’s Board of Directors, including the directors who are not interested persons of any party to the Investment Advisory Agreement or its affiliates, approved the Investment Advisory Agreement at a meeting of the Board of Directors held on June 29, 2004, with legal counsel in attendance. A discussion regarding the Board’s basis for approving the Investment Advisory Agreement is available in the Fund’s shareholder reports.
Administration Agreement
          U.S. Bancorp Fund Services LLC serves as our administrator pursuant to an Administration Agreement dated July 21, 2001. Pursuant to the Administration Agreement, Administrator provides us with, but is not limited to the following types of services, general fund management, compliance oversight, financial reporting oversight and tax reporting. For the fiscal year ended July 31, 2005, the Fund paid Administrator $50,459. In addition, we reimbursed Administrator for certain expenses and fees incurred on our behalf.

Control Persons and Principal Stockholders
          The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Immediately
		prior to this
		offering
	Type of
Name and address	ownership	Shares owned	Percentage

QVT Financial LP (1) 527 Madison Avenue, 8th Floor New York, New York 10022	Record and
	beneficial	359,650	14.54%

Deutsche Bank AG(2) Taunusanlage 12, D-60325 Frankfurt am Main	Record and beneficial
Federal Republic of Germany		287,154	11.61%

Richard J. Shaker, d/b/a Shaker Financial Services (3) 1094 Mogothy Circle Annapolis, MD 21401	Record and beneficial
		159,200	6.40%

All officers and directors as a group (7 persons)(4)	Record and
	beneficial	1	*

*	All of the officers and directors as a group hold less than 1% of the Fund’s shares of common stock.

(1)	Based solely upon information presented in a Schedule 13G, dated September 20, 2005, filed by QVT Financial LP (“QVT Financial”). QVT Financial is the investment manager for QVT Fund LP (“QVT Fund”), which beneficially owns 72,496 shares of common stock of the Fund. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”), which holds 287,154 shares of common stock of the Fund. QVT Financial has the power to direct the vote and disposition of the common stock held by each of QVT Fund and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 359,650 shares of the Fund’s common stock, consisting of the shares owned by QVT Fund and the shares held in the Separate Account.

(2)	Based solely upon information presented in a Schedule 13G/A, dated February 10, 2005 filed by Deutsche Bank AG.

(3)	Based solely upon information presented in a Schedule 13G/A, dated July 12, 2004 filed by Richard J. Shaker, d/b/a Shaker Financial Services.

(4)	The address for all officers and directors is c/o US Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202.

Outstanding Securities
          The following table sets forth certain information regarding our authorized shares and shares outstanding as of July 31, 2005.

(1)	(2)	(3)
Title of Class	Amount Authorized	Amount Issued and Outstanding
Common Stock	100,000,000	2,473,504
Determination of Net Asset Value
          The NAV per share of our outstanding shares of common stock is determined daily, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which such determination is made.
          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or , if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued (if bid and asked quotations are available) at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by us was more than 60 days. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.
Description of our Capital Stock
Capital Stock
          Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,855,128 shares of Preferred Stock, par value $0.001 per share. Our common stock trades on the NYSE under the symbol “MXE.” We intend to file an application to list our Preferred Stock on the NYSE under the symbol “MXE Pr.” No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
          As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund have authority to issue. In addition, our charter provides that the Board of Directors, by majority vote, may reclassify any unissued shares of our capital stock into one or more additional or other classes or series of stock with such designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and qualifications as determined by the Board of Directors. As discussed below, our Board of Directors has designated a new class of Preferred Stock created specifically for issuance pursuant to this offering.
Common Stock
          All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available for such distributions. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each of our shares of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of the Fund’s common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
          The Preferred Stock is a new class of our capital stock designated by the Board of Directors specifically for issuance pursuant to this offering. See “Description of our Capital Stock.” The Preferred Stock has identical rights and qualifications of our common stock, except as set forth in paragraphs (a), (b), (c) and (d) below:
(a) Liquidation Preference: In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock will be entitled to receive preferential liquidating distribution at the then-current net asset value per share of Preferred Stock, before any distribution of assets is made to the holders of our common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund.
(b) Voting Rights: So long as the Fund is subject to the 1940 Act, the holders of any Preferred Stock, voting separately as a single class, shall have the right to elect at least two directors at all times. The remaining directors shall be elected by holders of common stock. So long as the Fund is subject to the 1940 Act, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there is any Preferred Stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Fund’s Articles of Incorporation or bylaws, holders of Preferred Stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and shall vote together with such holders of common stock as a single class.
(c) Repurchase. On a semi-annual basis, on dates to be determined by the Board of Directors and beginning within the 6 month period between January 31, 2006 and July 31, 2006, the Fund intends to conduct special Tender Offers for Preferred Stock as further described in “Preferred Stock Rights Offering – Semi-Annual Tender Offer.” The Board of Directors currently knows of no reason why the Tender Offers would not be conducted.
(d) Automatic Conversion. If the Put Warrant Program is approved by the SEC, the Preferred Stock will automatically convert into common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants. Holders of the Preferred Stock will have no other conversion rights. See “Preferred Stock Rights Offering – Put Warrant Program” above.
          Immediately following the issuance of the Preferred Stock, and so long as the Fund is subject to the 1940 Act, (i) the Fund shall have an asset coverage of at least 200 percent, (ii) the Fund will be prohibited from declaring any dividend (except a dividend payable in our common stock) or any other distribution upon our common stock, unless the Preferred Stock has at the time of any such declaration an asset coverage of at least 200 percent after deducting the amount of such dividend or distribution, as the case may be, (iii) holders of Preferred Stock will be entitled, voting as a class, to the voting rights outlined in (b) above, and (iv) holders of Preferred Stock will have the liquidation preference outlined in (a) above.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses
          Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
          Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any director, officer, employees or agents of the Fund against any judgments, fines, settlements or expenses.
          Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Provisions of the Maryland General Corporation Law and our Charter and Bylaws
          The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
          Our Board of Directors is divided into three classes of directors serving staggered three-year terms. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.
Action by Stockholders
          The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Ability of Stockholders to call a Special Meeting of Stockholders
          Our bylaws only allow our stockholders to call a Special Meeting of Stockholders if such request is made to the Secretary of the Fund in writing signed by stockholders having at least 50% of the issued and outstanding shares of voting stock.
Regulation
          We intend to continue to be regulated as a registered management investment company under the 1940 Act and as a registered investment company under Subchapter M of the Internal Revenue Code. The 1940 Act contains prohibitions and restrictions relating to transactions between registered investment companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.
Temporary Investments
          We may take temporary defensive positions in cash or in high quality, short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions.
Code of Ethics
          The Fund and PAM have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made pursuant to the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”
Proxy Voting Policies and Procedures
          The Proxy Voting Policies and Guidelines contained in this document summarize our positions on various issues of concern to our stockholders. These Guidelines give general indication as to how our investment adviser will vote our portfolio securities on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the guidelines presented here. We endeavor to vote our shares in accordance with our investment objectives and strategies.
          The Fund will vote NO on any proposals that would limit or restrict a stockholders rights.
I. CORPORATE GOVERNANCE
A. Board of Directors and Governance Issues
1. Board of Director/Trustee Composition
          The Board of Directors is responsible for the overall governance of the corporation.
          The Fund adviser will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).
          The Fund adviser will vote for shareholder proposals that request that the board of directors audit, compensation and/or nominating committees include independent directors exclusively.

2. Increase Authorized Common Stock
The Fund adviser will generally support the authorization of additional common stock necessary to facilitate a stock split.
The Fund adviser will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans. In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed. In addition, the Fund will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.
3. Blank Check Preferred Stock
Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting dividend and conversion rights) are set by the Board of Directors at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.
The Fund adviser will generally oppose the creation of blank check preferred stock.
4. Classified or “Staggered” Board of Directors
On a classified (or staggered) board of directors, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such boards of directors offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of board of directors seats.
The Fund adviser will vote no on proposals involving classified boards of directors.
5. Supermajority Vote Requirements
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.
The Fund adviser will vote no on proposals involving supermajority voting.
6. Restrictions on Stockholders to Act by Written Consent
Written consent allows stockholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.
The Fund adviser will vote no on proposals to limit or eliminate the right of stockholders to act by written consent.
7. Restrictions on Stockholders to Call Meetings
The Fund adviser will generally oppose such a restriction as it limits the right of the stockholder.
8. Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith. Stockholders however must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund adviser will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards of Directors. Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.
9. Reincorporation
Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.
While each reincorporation proposal will be evaluated based on its own merits, the Fund adviser will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
10. Cumulative Voting
Cumulative voting allows stockholders to “stack” their votes behind one or a few director nominees running for the Board of Directors, thereby helping a minority of stockholders to win board of directors representation. Cumulative voting gives minority stockholders a voice in corporate affairs proportionate to their actual strength in voting shares.
The Fund adviser will generally support proposals calling for cumulative voting in the election of directors.
11. Dual Classes of Stock
In order to maintain corporate control in the hands of a certain group of stockholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.
The Fund adviser will generally oppose dual classes of stock. However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.
12. Limit Directors’ Tenure
In general corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.
Accordingly, the Fund adviser will vote on a case-by-case basis attempts to limit director tenure.
13. Minimum Director Stock Ownership
The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other stockholders.
The Fund adviser will support resolutions that require corporate directors to own shares in the company.
14. Selection of Independent Registered Public Accounting Firm
Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to stockholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.
The Fund adviser will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the Independent Registered Public Accounting Firm.
The Fund adviser will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the Independent Registered Public Accounting Firm.
B. Executive Compensation
1. Disclosure of President, Executive Officers, Board of Directors and Management Compensation
On a case-by-case basis, the Fund adviser will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.
2. Compensation for President, Executive Officers, Board of Directors and Management
The Fund adviser will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).
3. Formation and Independence of Compensation Review Committee
The Fund adviser will support stockholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.
4. Stock Options for Board of Directors and Executives
The Fund adviser will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.
The Fund adviser will generally oppose option programs that allow the repricing of underwater options. (Repricing divides stockholder and employee interests. Stockholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).
The Fund adviser will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.
The Fund adviser will generally support options programs for outside directors subject to the same constraints previously described.
5. Employee Stock Ownership Plan (ESOPs)
The Fund adviser will support ESOPs created to promote active employee ownership. However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.
6. Pay Equity
The Fund adviser will support stockholder resolutions that request that management provide a race and/or gender pay equity report.

7. Changes to Charter or ByLaws
The Fund adviser will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in stockholder’s best interests.
8. Confidential Voting
Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting stockholders in an attempt to get them to change their votes.
The Fund adviser will support confidential voting because the voting process should be free of coercion.
9. Equal Access to Proxy
Equal access proposals ask companies to give stockholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, they would actually allow stockholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.
In general, the Fund adviser will oppose resolutions for equal access proposals.
10. Golden Parachutes
Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.
The Fund adviser will support the right of stockholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.
C. Mergers and Acquisitions
1. Considering the Non-Financial Effects of a Merger Proposal
Such a proposal allows or requires the Board of Directors to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners. This proposal gives the Board of Directors the right to reject a tender offer on the grounds that it would adversely affect the Fund’s stakeholders.
The Fund adviser will support stockholder resolutions that consider non-financial impacts of mergers.
2. Mergers, Restructuring and Spin-offs
A merger, restructuring, or spin-off in some way affects a change in control of the Fund’s assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.
The Fund adviser will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated. For example, the adviser may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3. Poison Pills
Poison pills (or stockholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without stockholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.
The Fund adviser will support proposals to put rights plans up for a stockholder vote. In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.
4. Opt-Out of State Anti-Takeover Law
A strategy for dealing with anti-takeover issues has been a stockholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.
The Fund adviser will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws. However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.
Share Repurchases
          Stockholders of a closed-end management investment company generally do not have the right to cause it to repurchase its shares. Generally, a closed-end management company may repurchase its shares under the 1940 Act: (1) on a securities exchange or such other open market as may be designated by the SEC (provided that it has, in any such case, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock), (2) by a tender offer open to all holders of the class of shares involved or (3) as otherwise permitted by the SEC. If the Fund intends to repurchase its shares other than on a securities exchange, in the open market or by making a tender offer, a rule adopted by the SEC under the 1940 Act provides that the closed-end fund must meet certain conditions regarding the distribution of our net income, the identity of the seller, the price paid, any brokerage commissions, prior notice to holders of the class of shares involved of an intention to purchase such shares and that the purchase is not being made in a manner or on a basis which discriminates unfairly against the other holders of such class.
          While we are not required to repurchase our shares, we have done so in the past and may continue to do so if the Board of Directors believes that such repurchase is in our best interests and of our stockholders.
          At a Meeting of the Board of Directors held on December 13, 2001, the Board of Directors approved a tender offer (the “Tender”). The Tender allowed us to purchase up to 100% of each stockholder’s shares of common stock, not to exceed 80% of the total outstanding shares of our common stock, for cash at a price equal to 100% of our net asset value per share as of the closing date. The Tender commenced on February 19, 2002 and expired on March 20, 2002. In connection with the Tender, the Fund purchased 6,122,069 shares of capital stock at a total cost of $68,444,728. There were no gains or losses to the Fund because the repurchase of tendered shares was executed at 100% of the Fund’s NAV as calculated on the Expiration Date.
          At a Special Meeting of the Board of Directors held on October 11, 1999, the Board of Directors approved a share repurchase program. Pursuant to the share repurchase program, we were authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of our then outstanding shares of common stock, through a combination of share purchases and tender offers.
          During the years ended July 31, 2002, 2003, 2004 and 2005, we made no repurchases pursuant to the program. Pursuant to the share repurchase program, during the year ended July 31, 2001, we purchased 174,000 shares of capital stock in the open market at a total cost of $1,703,552. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.01%. During the fiscal year ended July 31, 2000, we purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.

          As discussed under “Preferred Stock Rights Offering – Semi-Annual Tender Offer” herein, the Fund intends to conduct a series of tender offers for Preferred Stock only (each, a “Tender Offer”) on a semi-annual basis (each semi-annual period, a “Tender Period”), on dates to be determined by the Board of Directors and beginning within the 6-month period between January 31, 2006 and July 31, 2006, in which 25% of the issued and outstanding Preferred Stock. Each stockholder participating in a Tender Offer may have his or her tendered shares of Preferred Stock repurchased by the Fund in kind for portfolio securities having a value equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors. In the event that the average trade weighted discount to the last published NAV for the Fund is less than 5% for any five consecutive trading days during any Tender Period (a “Tender Termination Event”), the Fund will not conduct a Tender Offer during that Tender Period. In the event of a Tender Termination Event, a Tender Offer will be conducted during the next Tender Period (unless a Tender Termination Event exists during such next Tender Period).
          In order to ensure that the Fund conducts such a Tender Offer, the Fund has adopted, by unanimous written consent of the Board of Directors to action taken without a meeting, the following Fundamental Periodic Repurchase Offer Policy:
Fundamental Preferred Stock Periodic Repurchase Offer Policy
(a) The Fund will make offers to repurchase its Preferred Stock semi-annually;
(b) Repurchase request deadlines shall be disclosed in the notification provided to stockholders of a repurchase offer and repurchase request deadlines shall be determined by the Board of Directors consistent with the 1940 Act, applicable SEC regulations and the terms of any exemptive order issued to the Fund by the SEC; and
(c) The date on which the repurchase price for shares of Preferred Stock is to be determined shall occur no later than the fourteenth day after a repurchase request deadline, or the next business day if such day is not a business day.
          For each repurchase offer, the Fund will offer to repurchase 25% of the Fund’s outstanding shares of Preferred Stock. Participating stockholders generally will receive a pro-rata distribution or “slice” of the Fund’s portfolio securities in return for their repurchase shares of Preferred Stock except for (a) securities which, if distributed, would be required to register under the Securities Act of 1933; (b) securities issued by entities in countries which restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles; and (c) certain portfolio assets (such as forward currency exchange contracts, futures and options contracts, and repurchase agreements) that, although they may be liquid and marketable, include the assumption of contractual obligations, require special trading facilities or can only be traded with the counterparty to the transaction in order to effect a change in beneficial ownership. Additionally, the Fund may pay cash for fractional shares and/or odd lots of securities and/or amounts attributable to any cash positions (including short-term non-equity securities); distribute odd lots, fractional shares and any cash position to stockholders; round down fractional shares so as to eliminate them prior to distribution; or pay a higher pro-rata percentage of equity securities to represent those items.
          The Fund anticipates that it will conduct its Tender Offers semi-annually, beginning within the 6-month period between January 31, 2006 and July 31, 2006, for 25% of the issued and outstanding shares of Preferred Stock. See “Preferred Stock Rights Offering – Semi-Annual Tender Offer.”
Custodian, Transfer and Dividend Paying Agent and Registrar
          Our portfolio securities are held under a custody agreement by U.S. Bank, N.A. The address of the custodian is: 425 Walnut Street, Cincinnati, OH 45202. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company of New York acts as our transfer agent, dividend paying agent and registrar (as well as Subscribing Agent in connection with this offering). The principal business address of the transfer agent is 2 North La Salle Street, Chicago, IL 60602.

Brokerage Allocation and Other Practices
          Subject to the supervision of the directors, decisions to buy and sell securities for the Fund are made by the adviser. The adviser is authorized by the directors to allocate the orders placed by them on behalf of the Fund to brokers and dealers who may, but need not, provide research or statistical material or other services to the Fund or the adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the adviser may determine.
          In selecting a broker or dealer to execute each particular transaction, the adviser will take the following into consideration: (i) best net price available; (ii) the reliability, integrity and financial condition of the broker or dealer; (iii) the size of and difficulty in executing the order; and (iv) the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.
          Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.
          In allocating portfolio brokerage, the adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the adviser exercise investment discretion. Some of the services received as the result of the Fund’s transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.
Privacy Policy
          We have adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:
          Commitment to Consumer Privacy. The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers’ personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.
          Collection and Disclosure of Shareholder Information. Consumer information collected by, or on behalf of, the Fund, generally consists of the following:
•	Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and
•	Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.
          The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as the Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with the Fund (as well as through its officers and directors).

          Security of Consumer and Customer Information. The Fund will determine whether the policies and procedures of its affiliates and service providers and reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to the Fund’s privacy policy and to their respective privacy policies with respect to all customer information of the Fund and to take all actions reasonably necessary so that the Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the development and delivery of initial and annual privacy notices and maintenance of appropriate and adequate records. The Fund will require its service providers to confirm to the Fund, in writing, that they are restricting access to nonpublic personal information about customers to those employees who need to know that information to provide products or services to customers.
          The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to the Fund any material changes to their privacy policy before, or promptly after, their adoption.
Legal Matters
          Legal matters regarding the securities offered by this Prospectus and of the Fund in general will be passed upon for the Fund by Blank Rome LLP, New York, New York.
Experts
          The financial statements included in this Prospectus and in the Registration Statement have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, to the extent and for the periods set forth in their report appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such report given upon the authority of said firm as experts in auditing and accounting.
Available Information
          We will file with or submit to the SEC reports, proxy statements and other information meeting the informational requirements of the 1940 Act and the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F St. NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information on the operation of the Public Reference Room. Our SEC filings are also available to the public on the SEC’s Internet website at http://www.sec.gov and can be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F St. NE, Washington, D.C. 20549-0102.
Forward-Looking Statements
          This Prospectus contains forward-looking statements, within the meaning of the Securities Act, that involve risks and uncertainties. We use words such as “anticipates,” “believes,” “expects,” “objectives,” “future,” “intends,” “will,” “may,” “should,” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements because of various risks and uncertainties, including the factors set forth in “Risk Factors” and elsewhere in this Prospectus.
          We have based the forward-looking statements included in this Prospectus on information available to us on the date of this Prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports, if any, that we in the future may file with the SEC, including an annual or semi-annual report on Form N-CSR.

Financial Statements
          The Fund hereby incorporates its Annual Report to Stockholders dated July 31, 2005 and the Semi-Annual Report to Stockholders dated January 31, 2005 each of which was filed with the Securities and Exchange Commission.